    As filed with the Securities and Exchange Commission on December 4, 2001


                                                   Registration No. 333-________
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              --------------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)

          Florida                                      59-2787476
(State or other jurisdiction                        (I.R.S. Employer
       of incorporation)                           Identification No.)

                3890 Steve Reynolds Boulevard, Norcross, GA 30093
               (Address of principal executive offices) (Zip Code)


                NOVOSTE CORPORATION EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)


          William A. Hawkins
       Chief Executive Officer         Copy to:        Seth I. Truwit, Esq.
         Novoste Corporation                           Dorsey & Whitney LLP
    3890 Steve Reynolds Boulevard                         250 Park Avenue
          Norcross, GA 30093                             New York, NY 10177
            (770) 717-0904                                   (212) 415-9200

 (Name, address and telephone number, including area code, of agent for service)

                              --------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                            Proposed
                                                        maximum offering             Proposed                  Amount of
     Title of securities            Amount to be             price               maximum aggregate           registration
      to be registered               registered           per share(1)           offering price(1)               fee
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value     150,000 shares(2)           $10.78                 $1,617,000                   $387
============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended, based upon the average of the high and low sales prices of the Common Stock on the Nasdaq National Market, as reported in the consolidated reporting system, on November 29, 2001.

(2) Consists of an additional 150,000 shares of Common Stock issuable under the Employee Stock Purchase Plan.

                                     PART I.
                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*

Item 2.  Registration Information and Employee Plan Annual Information. *


         * Information required by Part 1 to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 of the Securities Act of 1933, as amended, and the Note to Part 1 of Form S-8.

                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-39280) are incorporated by reference in this Registration Statement.

         Registrant is filing the exhibits set forth on the List of Exhibits contained on page II-4.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 3, 2001.

                                                 NOVOSTE CORPORATION

                                                 By /s/ William A. Hawkins
                                                    ---------------------------
                                                    William A. Hawkins
                                                    Chief Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William A. Hawkins and Edwin B. Cordell, Jr., and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and the dates indicated.


         Signature                                              Title                                    Date
--------------------------------------    ----------------------------------------------------    --------------------

/s/ William A. Hawkins                    Chief Executive Officer, President and Director         December 3, 2001
--------------------------------------    (Principal executive officer)
William A. Hawkins

                                          Vice President-Finance and Chief Financial Officer      December 3, 2001


/s/ Edwin B. Cordell, Jr.
--------------------------------------    (Principal financial and accounting officer)            December 3, 2001
Edwin B. Cordell, Jr.                     Chairman



/s/ Thomas D. Weldon                      Director                                                December 3, 2001
--------------------------------------
Thomas D. Weldon

/s/ Donald C. Harrison, MD                Director                                                December 3, 2001
------------------------------------
Donald C. Harrison, MD



         Signature                                              Title                                    Date
--------------------------------------    ----------------------------------------------------    --------------------

/s/ J. Stephen Holmes                     Director                                                December 3, 2001
--------------------------------------
Stephen Holmes

/s/ Charles E. Larsen                     Director                                                December 3, 2001
--------------------------------------
Charles E. Larsen

/s/ Stephen I. Shapiro                    Director                                                December 3, 2001
--------------------------------------
Stephen J. Shapiro

/s/ Norman R. Weldon                      Director                                                December 3, 2001
--------------------------------------
Norman R. Weldon

/s/ William E. Whitmer                    Director                                                December 3, 2001
--------------------------------------
William E. Whitmer


                                  EXHIBIT INDEX

         5.1      Opinion of Dorsey & Whitney LLP.

         23.1     Consent of Ernst & Young LLP.

         23.2 Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1 to this Registration Statement).

         24.1     Power of Attorney (included in the signature page hereof).




                                      E-1